Exhibit 99.1

Rocket Lab Provides First Half 2021 Financial Results Update

•	Revenue of $29.5M, representing 237% Year-on-Year revenue growth, accompanied by an expansion in gross margins from negative 67% to a positive 13%.

•	Increasing diversity in revenue, with Space Systems contributing 18% of total revenue in the period, compared to 3% in the prior year, accompanied with gross margins of 65%.

•	Backlog grew 136% Year-on-Year to $141.4 million as of June 30, 2021 as compared to backlog of $59.9 million as of June 30, 2020.

Long Beach, California. September 8, 2021 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today reviewed financial results for the six months ended June 30, 2021, which were previously released in its 8-K filed with the US Securities and Exchange Commission on August 31, 2021.

“In the first half of 2021, we continued our track record of consistent execution across launch and space systems, further establishing Rocket Lab as a new breed of end-to-end space company. This continues to be validated by our market and technology leading customers and industry partners in the form of further strengthening of contract backlog in the first half of 2021,” said Peter Beck, Rocket Lab founder and Chief Executive Officer. “Following the completion of our merger with Vector Acquisition Corporation on August 25, 2021, we’re well positioned to continue our expansion into space systems and further development of our 8-ton payload class Neutron launch vehicle to unlock the potential of space.”

First Half 2021 Business Highlights:

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Launched three missions in the first half of 2021, followed by a fourth in July 2021. The missions brought the total number of Electron launches to 21. The Electron launch vehicle has now deployed 105 satellites to orbit.

•	Entered into a contract with Varda Space Industries to manufacture and operate three Photon spacecraft to enable in-space manufacturing.

•	Entered into a contract with BlackSky Global for five Electron launches to support their constellation growth.

•	Entered into a contract to launch a General Atomics Electromagnetic Systems (GA-EMS) developed Orbital Test Bed (OTB) Satellite.

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Entered into a study contract for a Mars mission that will see Rocket Lab develop two Photon spacecraft in support of the University of California, Berkeley Space Sciences Laboratory for a NASA science mission.

•	Added Merline Saintil and Jon Olson, two seasoned Board members, to the Rocket Lab Board of Directors.

•

Successfully recovered an Electron booster for the second time, further advancing the program to make Electron a reusable launch vehicle which will enable us to increase our launch cadence and reduce our cost per mission.

Since June 30, 2021 Rocket Lab also:

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Completed the merger with Vector Acquisition Corporation on August 25, 2021, began publicly trading on the Nasdaq (ticker: RKLB), and added Vector Capital CEO and veteran investor Alex Slusky to the Board of Directors.

•	Entered into a contract with Kinéis for five Electron launches to deploy their entire constellation of 25 satellites.

•	Signed launch services agreements to deploy satellites for Alba Orbital and Aurora Propulsion Technologies.

•	Began construction on a new high volume production line capable of producing up to 2,000 reaction wheels per year to support a growing number of contracts with constellation customers.

Conference Call Information

Rocket Lab will host a conference call for investors at 1:30 p.m. PT (4:30 p.m. ET) today to discuss these business highlights and financial results, and to provide our outlook for the third quarter ending September 30, 2021, fourth quarter ending December 31, 2021, and other updates. The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, spacecraft components, satellites and other spacecraft and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle and the Photon satellite platform and is developing the Neutron 8-ton payload class launch vehicle. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 105 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand, one of which is currently operational, and a second launch site in Virginia, USA which is expected to become operational by the end of 2021. To learn more, visit www.rocketlabusa.com.

Forward Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements contained in this press release, including risks related to the global COVID-19 pandemic, including risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our satellites to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; and the other risks detailed under the heading “Risk Factors” contained in our final prospectus and definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 21, 2021 and the information contained in Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 31, 2021 (including the risk that the COVID-19 pandemic may also exacerbate the risks described therein), as well as other reports and information we file with the SEC from time to time.

These forward-looking statements are based on Rocket Lab’s current plans, expectations and beliefs concerning future developments and their potential effects. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, there can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this press release with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward-looking statements we make. All forward-looking statements are qualified in their entirety by this cautionary statement. The forward-looking statements contained in this press release are made as of the date of this press release, and we do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

+ Rocket Lab Investor Relations Contact

Adam Spice

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Morgan Bailey

media@rocketlabusa.com

+64 27 538 9039